I represent that this English language American Express Investors Certificate prospectus supplement represents a fair and accurate translation of a Spanish language American Express Investors Certificate prospectus supplement.


/s/Bruce A. Kohn
Bruce A. Kohn
Vice President and General Counsel
IDS Certificate Company

Prospectus Supplement - November 30, 1999*

American Express Investors Certificate (April 28, 1999)                 S-6037
American Express Investors Certificate (for selected investors) (April 28, 1999) S-6040

The following information modifies that found in the prospectus at pages 10p, 11p and 12p regarding interest rates for initial investments with terms beginning on any date from December 1, 1999, through December 31, 1999:

For investments of $1 million or more, initial rates for two-month terms will be within a range of 100 basis points below to 0 basis points below the one-month LIBOR rate.

For investments from $250,000 to $999,999, initial rates for two-month terms will be within a range of 150 basis points below to 50 basis points below the one-month LIBOR rate.

For investments from $100,000 to $249,999, initial rates for two-month terms will be within a range of 250 basis points below to 150 basis points below the one-month LIBOR rate.






Valid through December 31, 1999

*Destroy January 3, 2000